UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Emerging Markets Bond Fund	December 31, 2020
PREMX	Investor Class
PAIKX	Advisor Class
PRXIX	I Class
TREZX	Z Class

T. ROWE PRICE EMERGING MARKETS BOND FUND

HIGHLIGHTS

■	The Emerging Markets Bond Fund underperformed its benchmark and the Lipper peer group for the 12 months ended December 31, 2020.

■	The fund’s security selection decisions detracted from relative returns, while country allocations were neutral.

■	The portfolio remains underweight lower-yielding markets that provide limited relative value, such as China and the Philippines, in favor of higher-yielding countries that offer better opportunities for risk-adjusted return, including Ukraine and Ghana.

■	While the global economic slowdown and health care crisis have weighed on fundamentals in emerging markets, we remain encouraged by the fiscal and monetary steps taken by both developed and emerging nations to support the recovery in global economic activity.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during 2020 as markets recovered from the steep sell-off that resulted from the spread of the coronavirus. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges as the year came to an end.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% as governments instituted lockdowns to try to halt the spread of the virus. Large-cap information technology and internet-related firms helped lead the rebound as they benefited from the work-from-home environment and an acceleration in demand for online services.

Within the S&P 500, the technology and consumer discretionary sectors were the top performers, and communication services and materials stocks also outperformed. Despite a late rally, the energy sector trailed with significant losses due to a plunge in oil prices.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing the coronavirus.

Growth stocks significantly outpaced their value counterparts for the full year; however, value shares rallied late in the period. Positive vaccine news in November raised hopes for a return to normalcy in 2021 and boosted sectors that had been beaten down in the initial phases of the pandemic.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

While investors had reason to cheer the market’s recovery, the global economic outlook remained unclear as the year came to an end. Most notable on the positive side was the start of vaccine distributions, which provided hope that the pandemic was in its final phase. In addition, Congress passed a $900 billion coronavirus relief package, supplementing the $2.4 trillion allocated to address the crisis earlier in the year, and the Fed continued to pledge very accommodative monetary policies for the foreseeable future. Meanwhile, political uncertainty diminished with Joe Biden’s victory in the U.S. presidential election and the completion of a Brexit trade deal between the UK and the European Union.

On the negative side, concerns about a resurgence in virus hospitalizations led to new lockdowns and business restrictions in many countries, which in turn appeared to threaten economic recoveries. In the U.S., after a strong recovery in the summer and fall, the pace of hiring slowed late in the year, and household spending declined in November for the first time since April.

It was a remarkable 12-month period in many ways, but as far as markets are concerned, I can recall no calendar year that so starkly displayed evidence of both fear and greed. Fear emerged during the March sell-off and again in April as oil futures briefly traded in negative territory. Greed surfaced later as some assets seemed to continue to rally without fundamental support. Bitcoin rocketed to a record high of $29,000 by year-end, and the amount of money raised by initial public offerings also climbed to historic levels. While valuations are still attractive in some areas of the market, other sectors appear to have already priced in a strong rebound in earnings and are trading at elevated levels.

There are both risks and potential rewards in this environment, and we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide high income and capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The T. Rowe Price Emerging Markets Bond Fund returned 4.62% for the 12 months ended December 31, 2020, underperforming the benchmark J.P. Morgan Emerging Markets Bond Index Global and the Lipper peer group average. (Results for Advisor, I, and Z Class shares varied slightly, reflecting their different fee structures and inception dates. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Early in the period, investors rushed to safe-haven assets, including cash, as governments took extraordinary steps to halt the spread of the coronavirus, leading to significant outflows from emerging markets as forced sellers liquidated positions. The abrupt change in risk sentiment adversely affected high yield credits, in particular, regardless of fundamentals. Exceptional actions taken by global central banks led to a sharp reversal, with investors eagerly adding risk.

The fund’s country allocation decisions were modestly positive for the year. Positioning in Ecuador around periods of extreme volatility was beneficial. Following sharp declines and a default earlier in the period, when our underweight allocation was beneficial, Ecuador’s relative value became more appealing. We were able to build an overweight position at lower prices, which was helpful during the partial recovery. Ecuador completed its restructuring, which was well received, near the end of the year. Reduced exposure to Lebanon added to relative performance. The distressed issuer was down sharply as investor demand shifted suddenly to safe-haven assets. The heavily indebted sovereign defaulted on its debt for the first time and continues to experience significant political instability. Overweight allocations to higher-conviction frontier countries Ghana, Ukraine, Jamaica, and Egypt provided a boost to results as their higher yields were in demand for most of the year.

On the other hand, our overweight allocation to Sri Lanka weighed on relative results, though our selection of shorter-maturity bonds performed better. The frontier sovereign underperformed as it remained pressured by a shock to its economy due to coronavirus shutdowns as well as extensive external debt needs. Underweight allocations to higher-quality sovereigns—such as Saudi Arabia, Qatar, Russia, and Chile—held back relative results as they outperformed amid bouts of market volatility and declining U.S. interest rates early in the year.

Security selection was a drag on relative returns. The portfolio’s off-benchmark allocation to Venezuela held back results. The sanctioned bonds trade in very small volumes and have been eliminated from the index, yet mark-to-market pricing is ongoing. We see long-term upside potential in an eventual restructuring, as there are significant assets backing these low-dollar-priced bonds. Ongoing volatility is anticipated until a normal market resumes. Our selection of Chilean airline LATAM Airlines was negative as it declined under pressure from travel restrictions and filed for bankruptcy during the second quarter. Within Brazil, corporate issuer Azul Airlines declined amid travel restrictions stemming from coronavirus containment measures. Similarly, our selection of steel producer Companhia Siderurgica Nacional underperformed amid tepid demand. The selection of high-quality Israeli corporates Israel Electric and Israel Chemicals, however, supported relative performance, as they performed well during market volatility. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s small exposure to emerging markets currencies was a slight detraction from performance. The Brazilian real lost ground as the country struggled with the coronavirus and political tensions over fiscal spending. The Egyptian pound, however, gained as the country’s local bonds offer high yields, and foreign investment has picked up. The portfolio’s duration was somewhat shorter than the duration of the benchmark for most of the reporting period, which modestly detracted from relative returns as base rates generally decreased. (Duration measures a bond’s sensitivity to changes in interest rates.)

The portfolio maintains allocations to select types of derivatives for hedging purposes or to gain exposure to certain currencies or countries. The fund held currency forward contracts during the reporting period, which had a positive impact on performance. The fund also held interest rate derivatives that further supported performance.

How is the fund positioned?

The portfolio remains underweight the lowest-yielding markets that are highly correlated to U.S. Treasuries, provide low income, and offer limited room for capital appreciation, such as China, the Philippines, and recent index inclusions from the Gulf Cooperation Council (GCC). We have added to high-quality GCC countries Saudi Arabia, Qatar, and the United Arab Emirates, as they provide diversification benefits and are supported by normalizing oil prices and local buyer bases. We are overweight higher-yielding countries that offer better opportunities for risk-adjusted returns, particularly idiosyncratic stories with positive reform momentum, such as Egypt and Ghana, which became notable overweight positions during the year. The countries’ bonds sold off sharply in the first quarter and offered very attractive yields relative to macroeconomic fundamentals and maturity schedules. These cases represent a philosophical style bias in how we manage the portfolio rather than tactical positioning decisions.

We maintain a meaningful allocation to off-benchmark emerging markets corporate bonds, though we reduced this allocation slightly over the year. While we think that corporate debt is well positioned to benefit from accelerating growth, we are also mindful that emerging markets corporate bonds are generally less liquid than government debt. Within the emerging markets corporate segment, we tend to favor quasi-sovereign issuers, such as Brazil’s Petrobras and Mexico’s Petroleos Mexicanos (PEMEX), because they are generally more liquid than traditional corporates and provide similar links to underlying growth trends.

In terms of tactical risk exposure in the portfolio, we added to select high-conviction, high-beta positions toward the end of the first quarter as selling pressure on the asset class during the crisis created attractive valuations. To balance these additions, we reduced exposures to countries with deteriorating fundamental trajectories, such as Brazil, South Africa, and Turkey. We remained structurally underweight lower-yielding countries, such as China, Panama, and the Philippines, on reduced relative value. However, we added exposure to some defensive GCC issuers, which provided good liquidity, particularly later in the period after asset class valuations moderated significantly.

The fund at times holds small amounts of local currency-denominated sovereign bonds and local currencies where the relative value appears compelling versus debt denominated in U.S. dollars. At the end of the period, total local currency exposure net of currency hedging accounted for about 2% of the portfolio. Depending on our outlook for a particular currency and the costs involved, we may fully or partially hedge the currency exposure to reduce risk or opt not to hedge if a currency appears to be poised to gain against the dollar.

What is portfolio management’s outlook?

While the global economic slowdown and health care crisis have weighed on fundamentals in emerging markets, we remain encouraged by the fiscal and monetary steps taken by both developed and emerging nations to support the recovery in global economic activity. Some of the more fragile countries are likely to remain impaired, but most countries should weather the storm and continue to rebound in 2021.

The technical environment has been supportive, with positive fund inflows and a healthy level of new supply. Furthermore, as one of the highest-yielding fixed income asset classes, emerging markets debt should continue to attract investors in an environment of record-low global yields and elevated equity valuations.

However, valuations have continued to moderate in recent months, and the global economic recovery remains fragile in light of the persisting coronavirus risk. Moreover, future rising inflation and interest rates are potential concerns. As a result, our current outlook and posture is relatively neutral, though we still out carry our benchmark.

In this uncertain environment, we believe that the extended reach of T. Rowe Price’s global credit, sovereign, and equity research platforms—combined with our emphasis on collaboration across those platforms—gives us a critical edge in analyzing both risks and opportunities in emerging markets debt.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

BENCHMARK INFORMATION

Note: Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
ALBANIA 0.1%		
Government Bonds 0.1%		
Republic of Albania, 3.50%, 6/16/27 (EUR) (1)	4,980,000	6,513
Total Albania (Cost $5,672)		**6,513**
ANGOLA 1.6%		
Government Bonds 1.6%		
Republic of Angola, 8.00%, 11/26/29 (USD)	29,150,000	27,475
Republic of Angola, 8.25%, 5/9/28 (USD)	28,515,000	27,429
Republic of Angola, 9.125%, 11/26/49 (USD)	32,050,000	29,687
Republic of Angola, 9.375%, 5/8/48 (USD)	900,000	851
Total Angola (Cost $74,681)		**85,442**
ARGENTINA 3.1%		
Convertible Bonds 0.2%		
MercadoLibre, 2.00%, 8/15/28 (USD)	2,574,000	9,747
		9,747
Corporate Bonds 0.6%		
Banco Macro, 17.50%, 5/8/22 (1)	41,665,000	214
Tarjeta Naranja, FRN, BDLRPP + 3.50%, 6.306%, 4/11/22 (USD) (1)	11,683,392	1,032
YPF, 8.50%, 3/23/21 (USD)	14,450,000	13,836
YPF, 8.50%, 7/28/25 (USD)	7,755,000	5,991
YPF, 8.75%, 4/4/24 (USD)	14,475,000	12,829
		33,902
Government Bonds 2.3%		
Province of Buenos Aires, 34.187%, 5/31/22	191,620,000	1,170
Republic of Argentina, 0.00%, 12/15/35 (USD) (2)(3)	114,895,000	287
Republic of Argentina, 1.00%, 7/9/29 (USD)	23,455,930	10,192
Republic of Argentina, STEP, 0.125%, 7/9/30 (USD)	52,542,504	21,385

Republic of Argentina, STEP, 0.125%, 7/9/35 (USD)	141,263,795	51,844
Republic of Argentina, STEP, 0.125%, 1/9/38 (USD)	84,497,279	34,707
		119,585
Total Argentina (Cost $230,112)		**163,234**

BAHAMAS 2.6%

Government Bonds 2.6%

Commonwealth of Bahamas, 5.75%, 1/16/24 (USD) (1)	4,125,000	4,099
Commonwealth of Bahamas, 6.00%, 11/21/28 (USD) (1)	73,815,000	71,231
Commonwealth of Bahamas, 6.00%, 11/21/28 (USD)	31,300,000	30,205
Commonwealth of Bahamas, 8.95%, 10/15/32 (USD) (1)	29,450,000	32,174
Total Bahamas (Cost $136,044)		**137,709**

BAHRAIN 1.1%

Government Bonds 1.1%

Kingdom of Bahrain, 7.00%, 10/12/28 (USD)	24,755,000	28,736
Kingdom of Bahrain, 7.375%, 5/14/30 (USD) (1)	6,195,000	7,379
Kingdom of Bahrain, 7.50%, 9/20/47 (USD)	19,500,000	22,971
Total Bahrain (Cost $53,493)		**59,086**

BARBADOS 0.3%

Government Bonds 0.3%

Government of Barbados, 6.50%, 10/1/29 (USD) (1)	13,755,000	13,996
Total Barbados (Cost $13,055)		**13,996**

BERMUDA 0.3%

Government Bonds 0.3%

Government of Bermuda, 3.375%, 8/20/50 (USD) (1)	14,014,000	15,153
Total Bermuda (Cost $13,986)		**15,153**

BRAZIL 6.3%

Corporate Bonds 2.3%

Azul Investments, 5.875%, 10/26/24 (USD) (1)	13,543,000	12,690
Banco BTG Pactual, VR, 7.75%, 2/15/29 (USD) (1)(4)	5,341,000	5,823
Banco do Brasil, VR, 9.00% (USD) (4)(5)	39,235,000	43,698
Cosan Overseas, 8.25% (USD) (5)	6,085,000	6,275
CSN Resources, 7.625%, 2/13/23 (USD)	8,075,000	8,390
CSN Resources, 7.625%, 2/13/23 (USD) (1)	5,400,000	5,611
Embraer Netherlands Finance, 5.05%, 6/15/25 (USD)	13,000,000	13,800
Globo Comunicacao e Participacoes, 5.125%, 3/31/27 (USD)	6,045,000	6,528
JSM Global Sarl, 4.75%, 10/20/30 (USD) (1)	3,595,000	3,876
Suzano Austria, 6.00%, 1/15/29 (USD)	11,300,000	13,609
Usiminas International Sarl, 5.875%, 7/18/26 (USD)	1,415,000	1,541
		121,841

Government Bonds 4.0%

Brazil Letras do Tesouro Nacional, Zero Coupon, 7/1/23	7,000,000	1,195
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	3,700,000	824
Petrobras Global Finance, 6.85%, 06/05/2115 (USD)	8,515,000	10,634
Petrobras Global Finance, 8.75%, 5/23/26 (USD)	49,050,000	63,777
Republic of Brazil, 3.875%, 6/12/30 (USD)	17,900,000	18,916
Republic of Brazil, 4.50%, 5/30/29 (USD)	13,700,000	15,259
Republic of Brazil, 4.625%, 1/13/28 (USD)	20,000,000	22,444
Republic of Brazil, 4.75%, 1/14/50 (USD)	898,000	963
Republic of Brazil, 5.00%, 1/27/45 (USD)	38,208,000	42,575
Republic of Brazil, 5.625%, 1/7/41 (USD)	22,385,000	26,521
Republic of Brazil, 5.625%, 2/21/47 (USD)	1,100,000	1,318
Republic of Brazil, 8.25%, 1/20/34 (USD)	5,095,000	7,450
		211,876
Total Brazil (Cost $297,708)		**333,717**

CHILE 1.1%		
Convertible Bonds 0.2%		
Liberty Latin America, 2.00%, 7/15/24 (USD)	10,525,000	10,016
		10,016
Corporate Bonds 0.9%		
Celulosa Arauco y Constitucion, 5.15%, 1/29/50 (USD)	10,677,000	12,375
Corp Nacional Del Cobre De Chile, 3.15%, 1/15/51 (USD) (1)	3,749,000	3,779
Corp Nacional del Cobre de Chile, 3.70%, 1/30/50 (USD) (1)	16,450,000	18,123
Corp Nacional del Cobre de Chile, 3.75%, 1/15/31 (USD) (1)	4,995,000	5,661
Empresa de Transporte de Pasajeros Metro, 4.70%, 5/7/50 (USD) (1)	5,055,000	6,370
		46,308
Total Chile (Cost $50,365)		**56,324**
CHINA 2.2%		
Convertible Bonds 0.0%		
Huazhu Group, 3.00%, 5/1/26 (USD) (1)	736,000	943
		943
Corporate Bonds 2.2%		
Agile Group Holdings, 5.75%, 1/2/25 (USD)	3,850,000	3,948
CIFI Holdings Group, 6.45%, 11/7/24 (USD)	1,835,000	1,984
CIFI Holdings Group, 6.55%, 3/28/24 (USD)	6,560,000	7,019
Country Garden Holdings, 4.75%, 1/17/23 (USD)	10,350,000	10,630
Country Garden Holdings, 8.00%, 1/27/24 (USD)	5,700,000	6,167
Health & Happiness H&H International Holdings, 5.625%, 10/24/24 (USD)	7,880,000	8,255
Huaneng Capital, VR, 3.60% (USD) (4)(5)	400,000	406
Lenovo Group, 3.421%, 11/2/30 (USD) (1)	5,590,000	5,880
Meituan, 2.125%, 10/28/25 (USD) (1)	2,340,000	2,380
State Grid Overseas Investment 2013, 4.375%, 5/22/43 (USD) (1)	1,365,000	1,739
State Grid Overseas Investment 2013, 4.375%, 5/22/43 (USD)	12,979,000	16,537

State Grid Overseas Investment 2014, 4.85%, 5/7/44 (USD)	7,953,000	10,950
State Grid Overseas Investment 2016, 3.50%, 5/4/27 (USD)	8,000,000	8,903
Times China Holdings, 6.75%, 7/8/25 (USD)	15,900,000	16,854
Tingyi Cayman Islands Holding, 1.625%, 9/24/25 (USD)	9,174,000	9,163
Yanlord Land HK, 6.75%, 4/23/23 (USD)	600,000	627
Yuzhou Group Holdings, 8.375%, 10/30/24 (USD)	6,700,000	7,311
		118,753
Total China (Cost $111,832)		**119,896**

COLOMBIA 1.8%

Corporate Bonds 0.3%

Banco de Bogota, 6.25%, 5/12/26 (USD)	11,300,000	13,052
Millicom International Cellular, 4.50%, 4/27/31 (USD) (1)	1,690,000	1,827
		14,879

Government Bonds 1.5%

Republic of Colombia, 3.00%, 1/30/30 (USD)	10,000,000	10,499
Republic of Colombia, 4.00%, 2/26/24 (USD)	1,280,000	1,386
Republic of Colombia, 4.125%, 5/15/51 (USD)	5,245,000	5,845
Republic of Colombia, 5.00%, 6/15/45 (USD)	950,000	1,163
Republic of Colombia, 5.625%, 2/26/44 (USD)	22,000,000	28,567
Republic of Colombia, 6.125%, 1/18/41 (USD)	22,470,000	30,222
Republic of Colombia, 7.375%, 9/18/37 (USD)	850,000	1,244
		78,926
Total Colombia (Cost $82,213)		**93,805**

CONGO 0.2%

Corporate Bonds 0.2%

HTA Group, 7.00%, 12/18/25 (USD) (1)	7,967,000	8,620
Total Congo (Cost $7,990)		**8,620**

COSTA RICA 0.3%

Government Bonds 0.3%

Republic of Costa Rica, 6.125%, 2/19/31 (USD)	740,000	693
Republic of Costa Rica, 7.00%, 4/4/44 (USD)	16,765,000	15,507
Total Costa Rica (Cost $17,188)		**16,200**

DOMINICAN REPUBLIC 2.8%

Government Bonds 2.8%

Dominican Republic, 4.50%, 1/30/30 (USD) (1)	400,000	435
Dominican Republic, 4.875%, 9/23/32 (USD) (1)	27,720,000	30,735
Dominican Republic, 5.50%, 1/27/25 (USD)	1,550,000	1,750
Dominican Republic, 5.95%, 1/25/27 (USD) (1)	200,000	236
Dominican Republic, 5.95%, 1/25/27 (USD)	5,155,000	6,076
Dominican Republic, 6.00%, 7/19/28 (USD)	700,000	839
Dominican Republic, 6.40%, 6/5/49 (USD) (1)	500,000	589
Dominican Republic, 6.50%, 2/15/48 (USD)	300,000	355
Dominican Republic, 6.85%, 1/27/45 (USD)	67,265,000	82,315
Dominican Republic, 6.875%, 1/29/26 (USD) (1)	10,600,000	12,813
Dominican Republic, 7.45%, 4/30/44 (USD)	8,810,000	11,420
Total Dominican Republic (Cost $129,201)		**147,563**

ECUADOR 1.6%

Government Bonds 1.6%

Republic of Ecuador, STEP, 0.50%, 7/31/30 (1)	37,152,670	23,917
Republic of Ecuador, STEP, 0.50%, 7/31/35 (1)	80,447,601	43,945
Republic of Ecuador, STEP, 0.50%, 7/31/40 (1)	23,941,050	12,270
Republic of Ecuador, Zero Coupon, 7/31/30 (1)	7,889,978	3,777
Total Ecuador (Cost $99,420)		**83,909**

EGYPT 3.8%

Government Bonds 3.8%

Arab Republic of Egypt, 6.125%, 1/31/22 (USD)	200,000	209
Arab Republic of Egypt, 6.588%, 2/21/28 (USD)	12,900,000	14,222
Arab Republic of Egypt, 7.053%, 1/15/32 (USD) (1)	200,000	219
Arab Republic of Egypt, 7.50%, 1/31/27 (USD) (1)	500,000	580
Arab Republic of Egypt, 7.50%, 1/31/27 (USD)	925,000	1,072
Arab Republic of Egypt, 7.60%, 3/1/29 (USD)	26,700,000	30,772
Arab Republic of Egypt, 7.903%, 2/21/48 (USD)	8,025,000	8,750
Arab Republic of Egypt, 8.50%, 1/31/47 (USD) (1)	36,890,000	41,930
Arab Republic of Egypt, 8.50%, 1/31/47 (USD)	64,975,000	73,852
Arab Republic of Egypt, 8.70%, 3/1/49 (USD) (1)	1,650,000	1,913
Arab Republic of Egypt, 8.875%, 5/29/50 (USD) (1)	3,335,000	3,923
Arab Republic of Egypt, 14.051%, 7/21/22	192,400,000	12,369
Arab Republic of Egypt Treasury Bills, 13.299%, 3/16/21	2,900,000	181
Arab Republic of Egypt Treasury Bills, 13.559%, 8/17/21	216,650,000	12,806
Total Egypt (Cost $184,285)		**202,798**

EL SALVADOR 1.2%

Government Bonds 1.2%

Republic of El Salvador, 5.875%, 1/30/25 (USD)	16,200,000	15,390
Republic of El Salvador, 6.375%, 1/18/27 (USD)	950,000	904
Republic of El Salvador, 7.65%, 6/15/35 (USD)	26,100,000	24,860
Republic of El Salvador, 8.625%, 2/28/29 (USD) (1)	19,485,000	19,583
Republic of El Salvador, 8.625%, 2/28/29 (USD)	4,400,000	4,422
Total El Salvador (Cost $69,378)		**65,159**

GHANA 2.6%

Government Bonds 2.6%

Republic of Ghana, 6.375%, 2/11/27 (USD)	51,690,000	53,845
Republic of Ghana, 7.625%, 5/16/29 (USD)	10,705,000	11,412

Republic of Ghana, 7.875%, 3/26/27 (USD)	200,000	220
Republic of Ghana, 7.875%, 2/11/35 (USD) (1)	300,000	309
Republic of Ghana, 7.875%, 2/11/35 (USD)	300,000	309
Republic of Ghana, 8.125%, 1/18/26 (USD)	35,510,000	39,882
Republic of Ghana, 8.125%, 3/26/32 (USD)	6,845,000	7,268
Republic of Ghana, 8.627%, 6/16/49 (USD) (1)	1,450,000	1,489
Republic of Ghana, 8.75%, 3/11/61 (USD) (1)	11,300,000	11,666
Republic of Ghana, 8.75%, 3/11/61 (USD)	11,500,000	11,873
Total Ghana (Cost $115,636)		**138,273**

GRENADA 0.0%

Government Bonds 0.0%

Government of Grenada, 7.00%, 5/12/30 (USD)	2,712,965	1,967
Total Grenada (Cost $2,390)		**1,967**

GUATEMALA 0.2%

Government Bonds 0.2%

Republic of Guatemala, 4.50%, 5/3/26 (USD) (1)	1,475,000	1,643
Republic of Guatemala, 4.90%, 6/1/30 (USD)	6,435,000	7,536
Republic of Guatemala, 4.90%, 6/1/30 (USD) (1)	713,000	835
Total Guatemala (Cost $9,756)		**10,014**

INDIA 1.4%

Corporate Bonds 0.4%

Adani Ports & Special Economic Zone, 4.20%, 8/4/27 (USD) (1)	7,745,000	8,311
HPCL-Mittal Energy, 5.25%, 4/28/27 (USD)	5,235,000	5,444
Periama Holdings, 5.95%, 4/19/26 (USD)	5,870,000	6,256
		20,011

Government Bonds 1.0%

Export-Import Bank of India, 3.25%, 1/15/30 (USD)	45,555,000	48,844
Export-Import Bank of India, 3.375%, 8/5/26 (USD)	800,000	867

Export-Import Bank of India, 3.875%, 2/1/28 (USD)	1,950,000	2,154
Republic of India, 8.40%, 7/28/24	70,000,000	1,074
Republic of India, 8.83%, 11/25/23	26,000,000	399
		53,338
Total India (Cost $69,324)		**73,349**

INDONESIA 6.7%

Corporate Bonds 2.9%		
Hutama Karya Persero, 3.75%, 5/11/30 (USD) (1)	5,610,000	6,292
Pertamina Persero, 5.625%, 5/20/43 (USD)	86,726,000	107,546
Pertamina Persero, 6.00%, 5/3/42 (USD)	7,050,000	9,077
Perusahaan Listrik Negara, 3.875%, 7/17/29 (USD) (1)	4,730,000	5,208
Perusahaan Listrik Negara, 4.875%, 7/17/49 (USD) (1)	6,245,000	7,125
Perusahaan Listrik Negara, 5.25%, 10/24/42 (USD)	15,300,000	18,102
		153,350
Government Bonds 3.8%		
Perusahaan Penerbit, 4.15%, 3/29/27 (USD)	21,500,000	24,686
Perusahaan Penerbit, 4.35%, 9/10/24 (USD)	13,941,000	15,671
Perusahaan Penerbit, 4.45%, 2/20/29 (USD)	19,000,000	22,485
Perusahaan Penerbit, 4.55%, 3/29/26 (USD)	108,775,000	126,122
Republic of Indonesia, 7.25%, 2/15/26	3,550,000,000	274
Republic of Indonesia, 9.00%, 3/15/29	145,474,000,000	12,378
		201,616
Total Indonesia (Cost $305,256)		**354,966**

ISRAEL 0.8%

Corporate Bonds 0.8%		
ICL Group , 6.375%, 5/31/38 (USD) (1)	12,850,000	16,834
Israel Electric, 4.25%, 8/14/28 (USD) (1)	12,540,000	14,535
Leviathan Bond, 6.125%, 6/30/25 (USD) (1)	12,250,000	13,444
Total Israel (Cost $40,980)		**44,813**

IVORY COAST 0.3%

Government Bonds 0.3%

Republic of Ivory Coast, 6.125%, 6/15/33 (USD)	700,000	791
Republic of Ivory Coast, 6.375%, 3/3/28 (USD)	600,000	688
Republic of Ivory Coast, STEP, 5.75%, 12/31/32 (USD)	15,492,697	15,677
Total Ivory Coast (Cost $16,190)		**17,156**

JAMAICA 1.9%

Corporate Bonds 0.1%

TransJamaican Highway, 5.75%, 10/10/36 (USD) (1)	6,415,000	6,611
		6,611

Government Bonds 1.8%

Government of Jamaica, 6.75%, 4/28/28 (USD)	2,950,000	3,603
Government of Jamaica, 7.875%, 7/28/45 (USD)	19,159,000	27,541
Government of Jamaica, 8.00%, 3/15/39 (USD)	43,585,000	63,852
		94,996
Total Jamaica (Cost $84,076)		**101,607**

JORDAN 0.6%

Government Bonds 0.6%

Government of Jordan, 5.85%, 7/7/30 (USD)	29,100,000	32,179
Total Jordan (Cost $31,954)		**32,179**

KENYA 0.4%

Government Bonds 0.4%

Republic of Kenya, 8.00%, 5/22/32 (USD)	15,900,000	18,566
Republic of Kenya, 8.25%, 2/28/48 (USD) (1)	600,000	689
Total Kenya (Cost $19,110)		**19,255**

KUWAIT 0.7%

Corporate Bonds 0.6%

Equate Petrochemical, 4.25%, 11/3/26 (USD) (1)	300,000	335
Equate Petrochemical, 4.25%, 11/3/26 (USD)	1,800,000	2,011
Kuwait Projects, 4.229%, 10/29/26 (USD)	12,200,000	12,673
MEGlobal Canada, 5.875%, 5/18/30 (USD) (1)	2,935,000	3,669
MEGlobal Canada, 5.875%, 5/18/30 (USD)	9,500,000	11,875
		30,563

Government Bonds 0.1%

Government of Kuwait, 3.50%, 3/20/27 (USD)	5,000,000	5,694
		5,694
Total Kuwait (Cost $33,063)		**36,257**

LAO PEOPLE'S DEMOCRATIC REPUBLIC 0.2%

Government Bonds 0.2%

People's Democratic Republic of Laos, 6.875%, 6/30/21 (USD) (1)	9,700,000	8,876
Total Lao People's Democratic Republic (Cost $9,625)		**8,876**

LEBANON 0.2%

Government Bonds 0.2%

Lebanese Republic, 6.00%, 1/27/23 (USD) (2)(6)	78,100,000	11,435
Total Lebanon (Cost $20,191)		**11,435**

MEXICO 10.0%

Corporate Bonds 5.3%

Axtel, 6.375%, 11/14/24 (USD) (1)	7,800,000	8,104
Banco Mercantil del Norte, VR, 6.75% (USD) (4)(5)	2,925,000	3,177
Banco Mercantil del Norte, VR, 7.625% (USD) (4)(5)	9,000,000	10,226
Banco Santander Mexico, 5.375%, 4/17/25 (USD) (1)	8,000,000	9,201
Banco Santander Mexico, VR, 8.50% (USD) (4)(5)	16,600,000	17,555

BBVA Bancomer, VR, 5.125%, 1/18/33 (USD) (4)	17,150,000	18,505
BBVA Bancomer, VR, 5.35%, 11/12/29 (USD) (4)	7,000,000	7,473
Cemex, 5.45%, 11/19/29 (USD)	7,600,000	8,373
Cometa Energia, 6.375%, 4/24/35 (USD) (1)	23,799,800	27,896
Cometa Energia, 6.375%, 4/24/35 (USD)	548,145	642
Controladora Mabe, 5.60%, 10/23/28 (USD) (1)	11,015,000	13,005
Controladora Mabe, 5.60%, 10/23/28 (USD)	540,000	638
Industrias Penoles, 4.75%, 8/6/50 (USD) (1)	2,990,000	3,472
Infraestructura Energetica Nova, 4.875%, 1/14/48 (USD) (1)	1,258,000	1,407
Mexico City Airport Trust, 5.50%, 7/31/47 (USD) (1)	8,220,000	8,678
Mexico City Airport Trust, 5.50%, 7/31/47 (USD)	125,006,000	131,975
Petroleos Mexicanos, 5.35%, 2/12/28 (USD)	3,650,000	3,606
Petroleos Mexicanos, 7.69%, 1/23/50 (USD)	490,000	495
Poinsettia Finance, 6.625%, 6/17/31 (USD) (1)	3,600,000	3,516
		277,944
Government Bonds 4.7%		
Petroleos Mexicanos, 4.50%, 1/23/26 (USD)	43,550,000	43,462
Petroleos Mexicanos, 6.50%, 3/13/27 (USD)	24,580,000	25,930
Petroleos Mexicanos, 6.50%, 6/2/41 (USD)	174,803,000	163,528
Petroleos Mexicanos, 6.625%, 6/15/35 (USD)	1,120,000	1,111
Petroleos Mexicanos, 6.875%, 8/4/26 (USD)	500,000	547
Petroleos Mexicanos, 7.19%, 9/12/24	42,400,000	1,932
United Mexican States, 8.50%, 5/31/29	214,900,000	13,174
		249,684
Total Mexico (Cost $493,153)		**527,628**
MONGOLIA 1.6%		
Corporate Bonds 0.4%		
Development Bank of Mongolia, 7.25%, 10/23/23 (USD) (1)	18,420,000	19,776
		19,776

OMAN 3.2%

Corporate Bonds 0.5%

Lamar Funding, 3.958%, 5/7/25 (USD)	12,525,000	12,347
Oztel Holdings, 6.625%, 4/24/28 (USD)	12,000,000	12,925
		25,272

Government Bonds 2.7%

Sultanate of Oman, 4.75%, 6/15/26 (USD) (1)	18,180,000	18,235
Sultanate of Oman, 4.75%, 6/15/26 (USD)	35,055,000	35,161
Sultanate of Oman, 5.375%, 3/8/27 (USD)	9,000,000	9,202
Sultanate of Oman, 5.625%, 1/17/28 (USD)	13,700,000	14,010
Sultanate of Oman, 6.00%, 8/1/29 (USD)	2,700,000	2,794
Sultanate of Oman, 6.50%, 3/8/47 (USD)	21,930,000	21,591
Sultanate of Oman, 6.75%, 10/28/27 (USD) (1)	20,000,000	21,718
Sultanate of Oman, 6.75%, 1/17/48 (USD) (1)	5,850,000	5,810
Sultanate of Oman, 6.75%, 1/17/48 (USD)	13,600,000	13,507
		142,028
Total Oman (Cost $164,673)		**167,300**

PAKISTAN 0.0%

Government Bonds 0.0%

Islamic Republic of Pakistan, 7.875%, 3/31/36 (USD)	800,000	830
Total Pakistan (Cost $757)		**830**

PANAMA 0.2%

Corporate Bonds 0.2%

Banco Nacional de Panama, 2.50%, 8/11/30 (USD) (1)	13,190,000	13,223
		13,223

Government Bonds 0.0%

Republic of Panama, 3.87%, 7/23/60 (USD)	375,000	443

Republic of Panama, 4.50%, 4/16/50 (USD)	550,000	710
		1,153
Total Panama (Cost $14,258)		**14,376**

PARAGUAY 1.1%

Corporate Bonds 0.2%		
Telefonica Celular del Paraguay, 5.875%, 4/15/27 (USD) (1)	11,535,000	12,305
Telefonica Celular del Paraguay, 5.875%, 4/15/27 (USD)	300,000	320
		12,625
Government Bonds 0.9%		
Republic of Paraguay, 4.625%, 1/25/23 (USD)	1,000,000	1,078
Republic of Paraguay, 4.95%, 4/28/31 (USD) (1)	5,990,000	7,270
Republic of Paraguay, 5.40%, 3/30/50 (USD)	23,949,000	30,415
Republic of Paraguay, 5.60%, 3/13/48 (USD)	5,490,000	7,082
Republic of Paraguay, 6.10%, 8/11/44 (USD)	375,000	504
		46,349
Total Paraguay (Cost $51,815)		**58,974**

PERU 0.6%

Corporate Bonds 0.5%		
Consorcio Transmantaro, 4.70%, 4/16/34 (USD) (1)	3,315,000	3,922
Lima Metro Line 2 Finance, 5.875%, 7/5/34 (USD)	4,102,965	4,964
Nexa Resources, 5.375%, 5/4/27 (USD)	6,476,000	7,208
Nexa Resources, 6.50%, 1/18/28 (USD)	6,575,000	7,763
		23,857
Government Bonds 0.1%		
Republic of Peru, 2.844%, 6/20/30 (USD)	6,000,000	6,663
		6,663
Total Peru (Cost $27,677)		**30,520**

PHILIPPINES 1.2%

Corporate Bonds 0.7%

Globe Telecom, 3.00%, 7/23/35 (USD)	11,750,000	11,489
International Container Terminal Services, 4.75%, 6/17/30 (USD)	14,100,000	15,354
Manila Water, 4.375%, 7/30/30 (USD)	12,450,000	12,724
		39,567
Government Bonds 0.5%		
Republic of the Philippines, 2.65%, 12/10/45 (USD)	27,000,000	27,408
		27,408
Total Philippines (Cost $65,030)		**66,975**

QATAR 1.9%

Government Bonds 1.9%

State of Qatar, 4.40%, 4/16/50 (USD) (1)	11,820,000	15,436
State of Qatar, 4.40%, 4/16/50 (USD)	9,300,000	12,145
State of Qatar, 4.817%, 3/14/49 (USD)	53,200,000	72,734
Total Qatar (Cost $99,397)		**100,315**

ROMANIA 0.5%

Government Bonds 0.5%

Republic of Romania, 3.00%, 2/14/31 (USD) (1)	6,698,000	7,203
Republic of Romania, 4.00%, 2/14/51 (USD) (1)	7,584,000	8,273
Republic of Romania, 4.00%, 2/14/51 (USD)	7,200,000	7,854
Republic of Romania, 5.125%, 6/15/48 (USD)	200,000	256
Republic of Romania, 6.125%, 1/22/44 (USD)	200,000	283
Total Romania (Cost $22,423)		**23,869**

RUSSIA 2.3%

Corporate Bonds 0.3%

GTLK Europe, 5.125%, 5/31/24 (USD)	13,000,000	13,825
		13,825

SERBIA 0.1%		
Government Bonds 0.1%		
Republic of Serbia, 2.125%, 12/1/30 (USD) (1)	5,019,000	4,974
Total Serbia (Cost $4,920)		**4,974**
SOUTH AFRICA 1.5%		
Corporate Bonds 0.1%		
Eskom Holdings SOC, 6.75%, 8/6/23 (USD)	4,500,000	4,602
		4,602
Government Bonds 1.4%		
Republic of South Africa, 4.85%, 9/27/27 (USD)	440,000	477
Republic of South Africa, 4.85%, 9/30/29 (USD)	16,950,000	18,042
Republic of South Africa, 4.875%, 4/14/26 (USD)	200,000	219
Republic of South Africa, 5.65%, 9/27/47 (USD)	33,800,000	33,828
Republic of South Africa, 5.875%, 9/16/25 (USD)	600,000	688
Republic of South Africa, 6.25%, 3/8/41 (USD)	10,050,000	10,894
Transnet, 4.00%, 7/26/22 (USD)	7,300,000	7,399
		71,547
Total South Africa (Cost $74,597)		**76,149**
SRI LANKA 2.1%		
Corporate Bonds 0.1%		
SriLankan Airlines, 7.00%, 6/25/24 (USD)	8,760,000	4,949
		4,949
Government Bonds 2.0%		
Republic of Sri Lanka, 5.75%, 1/18/22 (USD)	32,565,000	25,541
Republic of Sri Lanka, 5.875%, 7/25/22 (USD)	1,900,000	1,324
Republic of Sri Lanka, 6.125%, 6/3/25 (USD)	5,005,000	3,017
Republic of Sri Lanka, 6.25%, 7/27/21 (USD)	39,540,000	34,415
Republic of Sri Lanka, 6.825%, 7/18/26 (USD) (1)	33,625,000	19,509

Republic of Sri Lanka, 6.825%, 7/18/26 (USD)	36,300,000	21,060
		104,866
Total Sri Lanka (Cost $138,313)		**109,815**
THAILAND 0.1%		
Corporate Bonds 0.1%		
Thaioil Treasury Center, 3.50%, 10/17/49 (USD) (1)	5,175,000	4,992
Total Thailand (Cost $5,155)		**4,992**
TRINIDAD AND TOBAGO 0.5%		
Corporate Bonds 0.2%		
Trinidad Petroleum Holdings, 9.75%, 6/15/26 (USD) (1)	8,352,000	9,793
		9,793
Government Bonds 0.3%		
Republic of Trinidad & Tobago, 4.50%, 8/4/26 (USD)	350,000	386
Republic of Trinidad & Tobago, 4.50%, 6/26/30 (USD) (1)	14,960,000	16,175
		16,561
Total Trinidad and Tobago (Cost $24,400)		**26,354**
TURKEY 4.7%		
Corporate Bonds 0.9%		
Akbank, 5.125%, 3/31/25 (USD)	5,160,000	5,237
Turk Telekomunikasyon, 4.875%, 6/19/24 (USD)	12,000,000	12,444
Turk Telekomunikasyon, 6.875%, 2/28/25 (USD) (1)	10,875,000	12,035
Turkiye Sise ve Cam Fabrikalari, 6.95%, 3/14/26 (USD) (1)	14,345,000	15,995
Yapi ve Kredi Bankasi, 5.85%, 6/21/24 (USD)	1,520,000	1,555
		47,266
Government Bonds 3.8%		
Hazine Mustesarligi Varlik Kiralama, 4.489%, 11/25/24 (USD)	8,175,000	8,202
Republic of Turkey, 4.25%, 4/14/26 (USD)	42,300,000	42,039
Republic of Turkey, 4.875%, 10/9/26 (USD)	31,765,000	32,198
Republic of Turkey, 4.875%, 4/16/43 (USD)	27,550,000	24,196

Republic of Turkey, 5.125%, 2/17/28 (USD)	21,800,000	22,126
Republic of Turkey, 5.95%, 1/15/31 (USD)	800,000	836
Republic of Turkey, 6.00%, 3/25/27 (USD)	33,812,000	35,971
Republic of Turkey, 6.00%, 1/14/41 (USD)	18,120,000	17,928
Republic of Turkey, 6.875%, 3/17/36 (USD)	14,525,000	15,867
		199,363
Total Turkey (Cost $219,662)		**246,629**
UKRAINE 4.5%		
Corporate Bonds 0.5%		
Ukraine Railways Via Rail Capital Markets, 8.25%, 7/9/24 (USD)	14,420,000	15,105
VF Ukraine PAT via VFU Funding, 6.20%, 2/11/25 (USD)	12,000,000	12,660
		27,765
Government Bonds 4.0%		
Government of Ukraine, 7.75%, 9/1/23 (USD)	2,200,000	2,424
Government of Ukraine, 7.75%, 9/1/24 (USD)	200,000	223
Government of Ukraine, 7.75%, 9/1/25 (USD)	17,860,000	20,070
Government of Ukraine, 7.75%, 9/1/27 (USD)	98,390,000	111,903
Government of Ukraine, 9.75%, 11/1/28 (USD) (1)	32,620,000	40,225
Government of Ukraine, 9.75%, 11/1/28 (USD)	26,350,000	32,493
Government of Ukraine, VR, 0.00%, 5/31/40 (USD) (1)(2)(3)	6,248,000	6,460
		213,798
Total Ukraine (Cost $210,063)		**241,563**
UNITED ARAB EMIRATES 2.4%		
Corporate Bonds 0.9%		
Acwa Power Management & Investments One, 5.95%, 12/15/39 (USD)	13,000,000	15,581
ADES International Holding, 8.625%, 4/24/24 (USD)	750,000	754
Emirates NBD Bank, VR, 6.125% (USD) (4)(5)	13,100,000	14,043
Ruwais Power, 6.00%, 8/31/36 (USD)	11,795,000	15,776
		46,154

Government Bonds 1.5%		
Emirate of Dubai Government International Bonds, 5.25%, 1/30/43 (USD)	635,000	748
Finance Department Government of Sharjah, 4.00%, 7/28/50 (USD)	21,600,000	22,027
Finance Department Government of Sharjah, 4.00%, 7/28/50 (USD) (1)	27,595,000	28,140
Government of Abu Dhabi, 3.125%, 4/16/30 (USD) (1)	12,940,000	14,638
Sharjah Sukuk Program, 3.234%, 10/23/29 (USD)	12,000,000	12,596
		78,149
Total United Arab Emirates (Cost $120,544)		**124,303**
UNITED KINGDOM 0.0%		
Common Stocks 0.0%		
Mriya Farming (2)(7)(8)	83,934	1
Mriya Farming, Recovery Certificates (EUR) (2)(7)(8)	3,975,047	49
		50
Corporate Bonds 0.0%		
Mriya Farming, EC, 0.50%, 12/31/25 (USD) (1)(2)(7)(8)	17,609,900	263
		263
Total United Kingdom (Cost $—)		**313**
UNITED STATES 0.1%		
Corporate Bonds 0.1%		
Citgo Holding, 9.25%, 8/1/24 (1)	4,110,000	3,863
Total United States (Cost $4,110)		**3,863**
URUGUAY 0.2%		
Government Bonds 0.2%		
Republic of Uruguay, 5.10%, 6/18/50 (USD)	7,883,666	11,071
Total Uruguay (Cost $9,595)		**11,071**

UZBEKISTAN 1.2%

Government Bonds 1.2%		
National Bank of Uzbekistan, 4.85%, 10/21/25 (USD)	2,333,000	2,415
Republic of Uzbekistan, 4.75%, 2/20/24 (USD) (1)	20,405,000	22,213
Republic of Uzbekistan, 5.375%, 2/20/29 (USD) (1)	6,620,000	7,728
Republic of Uzbekistan, 5.375%, 2/20/29 (USD)	24,600,000	28,716
Total Uzbekistan (Cost $56,373)		**61,072**

VENEZUELA 1.1%

Corporate Bonds 0.0%		
Electricidad de Caracas, 8.50%, 4/10/18 (USD) (2)(6)	12,690,000	254
		254
Government Bonds 1.1%		
Petroleos de Venezuela, 5.375%, 4/12/27 (USD) (2)(6)	66,915,000	2,677
Petroleos de Venezuela, 6.00%, 5/16/24 (USD) (2)(6)	189,515,000	7,581
Petroleos de Venezuela, 6.00%, 11/15/26 (USD) (2)(6)	66,805,000	2,672
Petroleos de Venezuela, 8.50%, 10/27/20 (USD) (2)(6)	30,901,500	8,498
Petroleos de Venezuela, 9.00%, 11/17/21 (USD) (2)(6)	386,635,000	15,465
Petroleos de Venezuela, 9.75%, 5/17/35 (USD) (2)(6)	19,980,000	779
Petroleos de Venezuela, 12.75%, 2/17/22 (USD) (2)(6)	49,738,000	1,990
Republic of Venezuela, 6.00%, 12/9/20 (USD) (2)(6)	55,405,000	5,374
Republic of Venezuela, 7.75%, 10/13/19 (USD) (2)(6)	57,970,000	5,623
Republic of Venezuela, 9.25%, 9/15/27 (USD) (2)(6)	26,000,000	2,535
Republic of Venezuela, 11.75%, 10/21/26 (USD) (2)(6)	26,000,000	2,522
Republic of Venezuela, 11.95%, 8/5/31 (USD) (2)(6)	14,400,000	1,397
Republic of Venezuela, 12.75%, 8/23/22 (USD) (2)(6)	8,300,000	805
		57,918
Total Venezuela (Cost $446,747)		**58,172**

Total Investments in Securities	
99.0% of Net Assets (Cost $5,349,241)	**$ 5,229,577**

‡	Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares and Notional Amount are denominated in the currency of the country presented unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $1,044,287 and represents 19.8% of net assets.
(2)	Non-income producing
(3)	GDP-linked note provides for contingent payments linked to the gross domestic product of the country presented; par reflects notional and will not be paid over the life or at maturity.
(4)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.
(5)	Perpetual security with no stated maturity date.
(6)	Security is in default or has failed to make a scheduled interest and/or principal payment.
(7)	See Note 2. Level 3 in fair value hierarchy.
(8)	Affiliated Companies
(9)	Seven-day yield
(10)	At December 31, 2020, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
6M USD LIBOR	Six month USD LIBOR (London interbank offered rate)
BDLRPP	Argentina deposit rates (Badlar) at private banks
BRL	Brazilian Real
CNY	China Renminbi
EC	Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR	Euro
FRN	Floating Rate Note
GHS	Ghanaian Cedi
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
PEN	Peruvian New Sol
RSD	Serbian Dinar
STEP	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.
TWD	Taiwan Dollar
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

(Amounts In 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Barclays Bank	1/22/21	INR	46,552	USD	624	$ 11
Barclays Bank	1/22/21	USD	625	INR	46,552	(11)
BNP Paribas	1/15/21	PEN	43,240	USD	12,092	(145)
BNP Paribas	1/22/21	INR	50,225	USD	674	12
BNP Paribas	1/22/21	KRW	260,772	USD	223	17
BNP Paribas	1/22/21	USD	675	INR	50,225	(11)
BNP Paribas	1/22/21	USD	234	KRW	260,772	(5)
Citibank	1/15/21	USD	185	RSD	18,504	(7)
Citibank	1/21/21	USD	211	ILS	725	(15)
Citibank	1/22/21	IDR	7,567,432	USD	498	44
Citibank	1/22/21	INR	880,624	USD	11,784	246
Citibank	1/22/21	USD	532	IDR	7,567,432	(9)
Citibank	1/22/21	USD	47	INR	3,483	(1)
Citibank	2/5/21	GHS	1,394	USD	230	4
Citibank	2/5/21	USD	230	GHS	1,394	(4)
Goldman Sachs	1/15/21	USD	13,915	MXN	300,269	(1,149)
Goldman Sachs	1/22/21	IDR	6,300,535	USD	418	33
Goldman Sachs	1/22/21	INR	127,251	USD	1,707	31
Goldman Sachs	1/22/21	TWD	17,379	USD	615	6
Goldman Sachs	1/22/21	USD	443	IDR	6,300,535	(8)
Goldman Sachs	1/22/21	USD	1,714	INR	127,251	(24)
Goldman Sachs	1/22/21	USD	607	TWD	17,379	(13)
HSBC Bank	1/22/21	IDR	9,436,028	USD	664	11
HSBC Bank	1/22/21	INR	32,406	USD	437	6
HSBC Bank	1/22/21	TWD	37,781	USD	1,335	14
HSBC Bank	1/22/21	USD	637	IDR	9,436,028	(39)
HSBC Bank	1/22/21	USD	435	INR	32,406	(8)
HSBC Bank	1/22/21	USD	1,321	TWD	37,781	(28)
HSBC Bank	2/5/21	CNY	313,940	USD	46,942	1,126
JPMorgan Chase	1/15/21	RSD	18,504	USD	187	6
JPMorgan Chase	1/21/21	ILS	725	USD	216	9
JPMorgan Chase	1/22/21	INR	23,497	USD	315	6
JPMorgan Chase	1/22/21	USD	315	INR	23,497	(6)
Morgan Stanley	1/22/21	IDR	2,250,099	USD	148	13
Morgan Stanley	1/22/21	INR	34,600	USD	464	9
Morgan Stanley	1/22/21	KRW	266,774	USD	227	18
Morgan Stanley	1/22/21	TWD	12,846	USD	454	5
Morgan Stanley	1/22/21	USD	158	IDR	2,250,099	(3)
Morgan Stanley	1/22/21	USD	464	INR	34,600	(9)
Morgan Stanley	1/22/21	USD	240	KRW	266,774	(6)
Morgan Stanley	1/22/21	USD	450	TWD	12,846	(9)
Morgan Stanley	2/19/21	EUR	856	USD	1,015	31
Morgan Stanley	3/2/21	BRL	38,649	USD	7,219	213
UBS Investment Bank	2/19/21	USD	26,137	EUR	22,038	(816)
Net unrealized gain (loss) on open forward currency exchange contracts						$ (455)

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2020. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Mriya Farming, 0.50%, Corporate Bond	$ —	$ (254)	$ —
Mriya Farming, Common Stock	—	—	—
Mriya Farming, Recovery Certificates	—	4	—
T. Rowe Price Government Reserve Fund	—	—	605
Totals	$ —#	$ (250)	$ 605+

Supplementary Investment Schedule

Affiliate	Value 12/31/19	Purchase Cost	Sales Cost	Value 12/31/20
Mriya Farming, 0.50%, Corporate Bond	$ 517	$ —	$ —	$ 263
Mriya Farming, Common Stock	1	—	—	1
Mriya Farming, Recovery Certificates	45	—	—	49
T. Rowe Price Government Reserve Fund	126,282	¤	¤	201,813
Total				$ 202,126^

\# Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).

\+ Investment income comprised $605 of dividend income and $0 of interest income.

¤ Purchase and sale information not shown for cash management funds.

^ The cost basis of investments in affiliated companies was $201,813.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide high income and capital appreciation. The fund has four classes of shares: the Emerging Markets Bond Fund (Investor Class), the Emerging Markets Bond Fund–Advisor Class (Advisor Class), the Emerging Markets Bond Fund–I Class (I Class), and the Emerging Markets Bond Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

In accordance with GAAP, the accompanying financial statements reflect investment values as of the close of the fund’s reporting period on December 31, 2020. In certain circumstances, for example, due to trading in foreign markets or significant events occurring after the close of the NYSE on the last business day of the year, there may be differences in values as of the last business day of the reporting year and values as of the close of the fund’s reporting period on the last calendar day of the year. Accordingly, the NAV per share reflected in the accompanying financial statements may differ from the last transaction price reported elsewhere.

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2020, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2020, securities valued at $8,638,000 had been pledged or posted by the fund to counterparties for bilateral derivatives. As of December 31, 2020, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $1,070,000 cash. As of December 31, 2020, cash of $1,913,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 4% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 2% and 6% of net assets.

Options The fund is subject to foreign currency exchange rate risk and credit risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values, currency values and credit ratings and, for options written, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index.

Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of December 31, 2020, the notional amount of protection sold by the fund totaled $31,425,000 (0.6% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,872,215,000 and $3,393,214,000, respectively, for the year ended December 31, 2020.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to the recharacterization of distributions and the character of net currency losses. For the year ended December 31, 2020, the following reclassification was recorded:

Distributions during the years ended December 31, 2020 and December 31, 2019, were characterized for tax purposes as follows:

At December 31, 2020, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts for tax purposes. Tax-basis undistributed ordinary income includes interest income on troubled debt issues that has not been recognized for financial reporting purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2020, the effective annual group fee rate was 0.28%.

The Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $4,000 remain subject to repayment by the fund at December 31, 2020. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2020, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $785,000 for T. Rowe Price Services, Inc.; and $21,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2020, the fund was charged $29,000 for shareholder servicing costs related to the college savings plans, of which $25,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2020, approximately 4% of the outstanding shares of the I Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. This special servicing agreement between the fund and the Retirement Funds terminated on April 7, 2020.

Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2020, the fund was allocated $666,000 of Spectrum Funds’ expenses and $936,000 of Retirement Funds’ expenses. Of these amounts, $779,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2020, approximately 33% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2020, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2020.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2020, the fund incurred $5,000 in interest expense related to outstanding borrowings on one day in the average amount of $73,200,000 and at an average annual rate of 2.56%. At December 31, 2020, there were no borrowings outstanding.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Emerging Markets Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Emerging Markets Bond Fund (one of the funds constituting T. Rowe Price International Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [190]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, International Funds

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oliver D.M. Bell (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steve E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sheldon Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Japan, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Iona Dent, CFA (1991) Vice President	Employee, T. Rowe Price; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel B. Hirsch, CFA (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Hiromasa Ikeda (1971) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael D. Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacqueline L. Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Niedzielski (1979) Vice President	Vice President T. Rowe Price Group, Inc., and T. Rowe Price International

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul T. O’Sullivan (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Employee, T. Rowe Price; formerly, Investment Analyst, Trian Fund Management (to 2016)

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Partner, Egerton Capital (to 2016)

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Chris Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Clive M. Williams (1966) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, student, Columbia Business School (to 2016)

Wenli Zheng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,781,000 and $3,227,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 17, 2021